As filed with the Securities and Exchange Commission on _______, __, 2011

                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                        Under the Securities Act of l933

                                 BIOCUREX, INC.
                     --------------------------------------
               (Exact name of issuer as specified in its charter)

                Texas                                    75-2742601
     ----------------------------             --------------------------------
       (State of Incorporation)               (IRS Employer Identification No.)

        7080 River Road, Suite 215
        Richmond, British Columbia                         V6X 1X5
 ---------------------------------------                  ----------
 (Address of Principal Executive Offices)                 (Zip Code)

                               Stock Option Plans
                               ------------------
                              (Full Title of Plan)

                                Dr. Ricardo Moro
                           7080 River Road, Suite 215
                       Richmond, British Columbia V6X 1X5
                     --------------------------------------
                     (Name and address of agent for service)

                                 (866) 884-8669
                       ---------------------------------
         (Telephone number, including area code, of agent for service)

  Copies of all communications, including all communications sent to agent for service to:

                              William T. Hart, Esq.
                                 Hart & Trinen
                             l624 Washington Street
                             Denver, Colorado 80203
                                 (303) 839-0061

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer  [ ]         Accelerated filer  [ ]

Non-accelerated filer  [ ]           Smaller reporting company  [X]
(Do not check if a smaller reporting company)

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                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                         Proposed    Proposed
 Title of                                maximum     maximum
Securities                  Amount      offering    aggregated       Amount of
  to be                     to be         price      offering       registration
registered              registered(1)  per share(2)    price           fee
--------------------------------------------------------------------------------

Common Stock Issuable
 Pursuant to Non- Qualified
 Stock Option Plan         5,000,000       $0.04       $200,000         $24
Common Stock Issuable
 Pursuant to Stock Bonus
 Plan                      9,500,000       $0.04       $380,000         $45
                                                                       -----
                                                                        $69
                                                                       =====

(1) This Registration Statement also covers such additional number of shares, presently undeterminable, as may become issuable under the Plans in the event of stock dividends, stock splits, recapitalizations or other changes in the common stock. The shares subject to this Registration Statement reflect the shares issuable pursuant to the Stock Bonus Plan all of which may be reoffered in accordance with the provisions of Form S-8.

(2) Varied, but not less than the fair market value on the date that the options were or are granted. Pursuant to Rule 457(g), the proposed maximum offering price per share and proposed maximum aggregate offering price are based upon the average bid and asked prices of the Registrant's common stock on May 24, 2011.

                                 BIOCUREX, INC.

               Cross Reference Sheet Required Pursuant to Rule 404

                                     PART I
            INFORMATION REQUIRED IN SECTION 10(a) OF THE PROSPECTUS

(NOTE: Pursuant to instructions to Form S-8, the Prospectus described below is not required to be filed with this Registration Statement.)
Item
 No.     Form S-8 Caption                            Caption in Prospectus
----     ----------------                            ---------------------

  1.     Plan Information

         (a)  General Plan Information               Stock Option Plans

         (b)  Securities to be Offered               Stock Option Plans

         (c)  Employees who may Participate          Stock Option Plans
              in the Plan

         (d)  Purchase of Securities Pursuant        Stock Option Plans
              to the Plan and Payment for
              Securities Offered

         (e)  Resale Restrictions                    Resale of Shares by
                                                     Affiliates

         (f)  Tax Effects of Plan                    Stock Option Plans
              Participation

         (g)  Investment of Funds                    Not Applicable.

         (h)  Withdrawal from the Plan;              Other Information
              Assignment of Interest                 Regarding the Plans

         (i)  Forfeitures and Penalties              Other Information
                                                     Regarding the Plans
         (j)  Charges and Deductions and             Other Information
              Liens Therefore                        Regarding the Plans

2.       Registrant Information and Employee         Available Information,
         Plan Annual Information                     Documents Incorporated by
                                                     Reference

                                     PART I

              IINFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3 - Incorporation of Documents by Reference

     The  following  documents  filed by the  Company  with the  Securities  and
Exchange   Commission  are  incorporated  by  reference  in  this   Registration
Statement:

     (1)  Annual report on Form 10-K the year ended December 31, 2010.

     (2)  Prospectus filed pursuant to Rule 424(b) on January 20, 2010.

     (3)  Quarterly report on Form 10-Q for the quarter ended March 31, 2011.

     All reports and  documents  subsequently  filed by the Company  pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment to this Registration Statement of which this Prospectus is a part which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference in this Prospectus and to be a part thereof from the date of filing of such reports or documents.

Item 4 - Description of Securities

     Not required.

Item 5 - Interests of Named Experts and Counsel

     Not Applicable.

Item 6 - Indemnification of Directors and Officers

     The Texas Corporation Law provides in substance that the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person; and that expenses incurred in defending any such civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount to the Company unless it shall ultimately be determined that such person is entitled to be indemnified by the Company.

Item 7 - Exemption for Registration Claimed

     Not applicable.

Item 8 - Exhibits

3.1  Certificate of Incorporation as amended               (1)
                                                         -------
3.2   Bylaws                                               (1)
                                                         -------

4.1   Non-Qualified Stock Option Plan (as amended)
                                                         -------

4.2   Stock Bonus Plan (as amended)
                                                         -------

4.3   Stock Option Agreements                              (2)
                                                         -------

5     Opinion of Counsel
                                                         -------

23.1  Consent of Attorneys
                                                         -------

23.2  Consents of Accountants
                                                         -------

24.   Power of Attorney                            Included as part of
                                                    the Signature Page

99 - Additional Exhibits
     (Re-Offer Prospectus)
                                                         -------

(1) Incorporated by reference to the same exhibit filed with the Company's Registration Statement on Form 10-SB.

(2) Incorporated by reference to the same exhibit filed with the Company's Registration Statement on Form S-8 dated July 1, 2010.

Item 9 - Undertakings

    (a) The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

         (i) to include any prospectus required by Section l0(a)(3) of the Securities Act of l933;

         (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

         (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

               Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) will not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section l3 or Section l5(d) of the Securities Act of l934

              (2) That, for the purpose of determining any liability under the Securities Act of l933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of l933, each filing of the registrant's Annual Report pursuant to Section l3(a) or Section l5(d) of the Securities Exchange Act of l934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section l5(d) of the Securities Exchange Act of l934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Dr. Ricardo Moro, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of l933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Victoria, British Columbia, on May 25, 2011.

                                    BIOCUREX, INC.

                                    By: /s/ Ricardo Moro
                                        -----------------------------
                                        Dr. Ricardo Moro, Principal
                                        Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  l933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                              Title                    Date
---------                              -----                    ----

/s/ Ricardo Moro                  Principal Executive
-----------------------------    Officer and a Director       May 25, 2011
Dr. Ricardo Moro

/s/ Gladys Chan                   Principal Financial
-----------------------------          Officer               May 25, 2011
Gladys Chan

/s/ Antonia Bold-de-Haughton
----------------------------
Antonia Bold-de-Haughton            Director                 May 25, 2011

/s/ Denis Burger
----------------------------
Denis Burger                        Director                 May 25, 2011

/s/ Phil Gold
----------------------------
Dr. Phil Gold                       Director                 May 25, 2011

/s/ Jim Walsh
----------------------------
Jim Walsh                           Director                 May 25, 2011

                             FORM S-8 BIOCUREX, INC.
                           7080 River Road, Suite 215
                           Richmond, British Columbia
                                 Canada V6X 1X5



                                    EXHIBITS